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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported):    OCTOBER 14, 1998
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                       NATIONWIDE FINANCIAL SERVICES, INC.
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               (Exact Name of Registrant as Specified in Charter)




           DELAWARE                 1-12785            31-1486870
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(State or Other Jurisdiction      (Commission         (IRS Employer
       of Incorporation)          File Number)     Identification No.)


ONE NATIONWIDE PLAZA, COLUMBUS, OHIO                                43215
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code     (614) 249-7111
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

                  Nationwide Financial Services, Inc. (the "Company") is filing herewith the following exhibits in connection with the offering by Nationwide Financial Services Capital Trust II of 8,000,000 7.10% Trust Preferred Securities pursuant to the registration statement of the Company, Nationwide Financial Services Capital Trust II and Nationwide Financial Services Capital Trust III on Form S-3 (File No. 333-52813, 333-52813-01, 333-52813-02) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

ITEM 7.           EXHIBITS.

EXHIBIT
NUMBER                              EXHIBIT

1.1 Underwriting Agreement, dated as of October 14, 1998, between the Company and Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc.,
      Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated, Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1   Amended and Restated Declaration of Trust of
      Nationwide Financial Services Capital Trust II, dated as of October 19, 1998.

4.2 Subordinated Indenture, dated as of October 19, 1998, between the Company and Wilmington Trust Company.

4.3 First Supplemental Indenture, dated as of October 19, 1998, between the Company and Wilmington Trust Company.

4.4 Preferred Securities Guarantee Agreement, dated as of October 19, 1998 between the Company and Wilmington Trust Company.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NATIONWIDE FINANCIAL SERVICES, INC.



Dated: October 23, 1998           By:  /s/ Joseph J. Gasper
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                                       Name:  Joseph J. Gasper
                                       Title: President, Chief Operating Officer
                                              and Director

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                                  EXHIBIT INDEX


 EXHIBIT
 NUMBER                            DESCRIPTION
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 1.1     Underwriting Agreement, dated as of October 14, 1998, between the Company and Salomon Smith Barney Inc., A.G. Edwards &
         Sons, Inc., Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated, Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

 4.1     Amended and Restated Declaration of
         Trust of Nationwide Financial Services
         Capital Trust II, dated as of October
         19, 1998.

 4.2 Subordinated Indenture, dated as of October 19, 1998, between the Company and Wilmington Trust Company.

 4.3     First Supplemental Indenture, dated as
         of October 19, 1998, between the Company and Wilmington Trust Company.

 4.4     Preferred Securities Guarantee
         Agreement, dated as of October 19, 1998
         between the Company and Wilmington Trust
         Company.



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